                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                                U-SHIP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                             Jeffrey L. Cotter, Esq.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                                  U-SHIP, INC.
                              5583 WEST 78TH STREET
                             EDINA, MINNESOTA  55439



                                November 15, 1996




Dear Shareholder:


          You are cordially invited to attend the 1996 Annual Meeting of Shareholders of U-Ship, Inc. to be held at the Minneapolis Marriott Southwest, 5801 Opus Parkway, Minneapolis, Minnesota 55343, on December 12 1996, at 3:30 p.m. Minneapolis time.

          At the meeting you will be asked to vote for the election of 7 directors and to ratify the appointment by the Company's Board of Directors of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending June 30, 1997.

          I encourage you to vote FOR each of the nominees for director and FOR ratification of the appointment of Arthur Andersen LLP. Whether or not you are able to attend the meeting in person, I also urge you to sign and date the enclosed proxy card and return it promptly in the enclosed envelope. If you do attend the meeting in person, you may withdraw your proxy and vote personally on any matters properly brought before the meeting.

                                   Sincerely,

                                   U-SHIP, INC.



                                   /s/ Bruce H. Senske

                                   Bruce H. Senske
                                   President and Chief Executive Officer

                                  U-SHIP, INC.

                              5583 WEST 78TH STREET
                             EDINA, MINNESOTA  55439
                              ____________________

                  NOTICE OF 1996 ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD DECEMBER 12, 1996

                              ____________________


     NOTICE IS HEREBY GIVEN that the 1996 Annual Meeting of Shareholders of U-Ship, Inc. (the "Company") will be held at 3:30 p.m., Minneapolis time, on December 12, 1996 at the Minneapolis Marriott Southwest, 5801 Opus Parkway, Minneapolis, Minnesota 55343, for the following purposes, as more fully described in the accompanying Proxy Statement:

     1. To elect 7 directors, each for a term of one year, or until their successors are elected.

     2. To ratify the appointment of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending June 30, 1997.

     3. To transact such other business as may properly come before the meeting.

     Only shareholders of record at the close of business on October 30, 1996, are entitled to notice of and to vote at the meeting.

     Whether you expect to attend the meeting in person, please complete, date, and sign the enclosed proxy exactly as your name appears thereon and promptly return it in the envelope provided, which requires no postage if mailed in the United States. Proxies may be revoked at any time and if you attend the meeting in person, your executed proxy will be returned to you upon request.

                                   BY ORDER OF THE BOARD OF DIRECTORS

                                   /s/ B. Richard Vogen

                                   B. Richard Vogen
                                   Secretary

Minneapolis, Minnesota
November 15, 1996

                                  U-SHIP, INC.
                              5583 West 78th Street
                             Edina, Minnesota  55439
                                  _____________

                                 PROXY STATEMENT
                                       FOR
                       1996 ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                DECEMBER 12, 1996
                          ____________________________

                                  INTRODUCTION

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of U-Ship, Inc. (the "Company") for use at the 1996 Annual Meeting of Shareholders (the "Meeting") to be held at the Minneapolis Marriott Southwest, 5801 Opus Parkway, Minneapolis, Minnesota 55343 on December 12, 1996 at 3:30 p.m. Minneapolis time, and at any adjournment thereof.

     Proxies in the accompanying form are solicited on behalf, and at the direction of the Board. All shares of the Company's common stock ("Common Stock") represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting and, where the manner of voting is specified on the proxy, will be voted in accordance with such specifications. Shares represented by properly executed proxies on which no specification has been made will be voted FOR the election of the nominees for director named herein, and FOR ratification and approval of the appointment of the independent public accountants for the fiscal year ending June 30, 1997. If any other matters are properly presented at the Meeting for action, including a question of adjourning the meeting from time to time, the persons named in the proxies and acting thereunder will have discretion to vote on such matters in accordance with his or her best judgment. If a properly executed proxy is returned and the shareholder has abstained from voting on any manner, the shares represented by the proxy will be considered present at the Meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter.

     When stock is held in the name of more than one person, each such person should sign the proxy. If the shareholder is a corporation, the proxy should be signed in the name of such corporation by an executive or other authorized officer. If signed as attorney, executor administrator, trustee, guardian or in any other representative capacity, the signator's full title should be given and, if not previously furnished, a certificate or other evidence of appointment should be furnished. If an executed proxy is returned by a broker holding shares in street name which indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, such shares will be considered present at the Meeting for purposes of determining a quorum, but will not be considered to be represented at the Meeting for purposes of calculating the vote with respect to such matter.

     Any shareholder who executes and returns a proxy may revoke it at any time before it is voted. Any shareholder who wishes to revoke a proxy can do so by executing a later-dated proxy relating to the same shares and delivering it to Mr. Bruce H. Senske, U-Ship, Inc., 5583 West 78th Street, Edina, Minnesota, 55439, prior to the vote at the Meeting, by written notice of revocation received by Mr. Senske, prior to the vote at the Meeting, or by appearing in person at the Meeting, filing a written notice of revocation and voting in person the shares to which the proxy relates.

     The Board has fixed the close of business on October 30, 1996 as the Record Date for determining the holders of outstanding shares of Common Stock entitled to notice of, and to vote at, the Meeting. On October 30, 1996, there were 4,017,015 shares of Common Stock issued, outstanding and entitled to vote. Each holder of such stock is entitled to one vote, exercisable in person or by proxy, for each share of stock held of record on the Record Date. The Notice of Annual Meeting, this Proxy Statement and the enclosed form of proxy are first being mailed to shareholders of the Company on or about November 15, 1996.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding ownership of Common Stock as of September 30, 1996, by (i) each person known to the Company to own beneficially more than 5% of its Common Stock, (ii) each director and nominee for director and executive officer of the Company, and (iii) all directors and executive officers of the Company as a group. Unless otherwise indicated, each person in the table has sole voting and investment power as to the shares shown. For the purposes of this proxy statement, beneficial ownership is determined in accordance with the rules of the United States Securities and Exchange Commission (the "Commission"), and includes any shares as to which the person has sole or shared investment power and any shares which the person has the right to acquire within 60 days of June 30, 1996, through the exercise of any stock option or other right. Unless otherwise noted, the address for the following persons is 5583 West 78th Street, Edina, Minnesota 55439.



                                                         Amount and Nature of          Percentage of
Name of Beneficial Owner or Group                       Beneficial Ownership(1)      Outstanding Stock
-------------------------------------------------------------------------------------------------------
Brewster Diversified Services, Inc.                          293,688(2)                 7.19%
  20 North Lake #316
  Forest Lake, MN  55025

Donald L. Kotula                                             256,656(3)                 6.24

Bruce H. Senske                                              246,442(4)                 6.03

Gary W. Ramsden                                               92,668(5)                 2.30

B. Richard Vogen                                              52,951(6)                 1.31

Kenneth W. Liles                                              55,833(7)                 1.39

Bryan M. Virgin                                               53,000(8)                 1.30

Willis K. Drake                                               12,042(9)                  *

Ronald D. Schmidt                                             12,000(10)                 *

R. Michael Fox                                                 5,750(11)                 *

All Directors and Officers as a Group (9 persons)            787,342(12)               18.35%


____________________

 *   Indicates an amount less than 1%.
(1) The securities "beneficially owned" by a person are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Commission and accordingly, may include securities owned by or for, among others, the spouse, children or certain other relatives of such person as well as other securities as to which the person has or shares voting or investment power or has the right to acquire within 60 days. The same shares may be beneficially owned by more than one person.
(2)  Includes 70,000 shares purchasable pursuant to the exercise of warrants.
(3) Includes 31,770 shares held by Mr. Kotula, 132,010 shares held by Norquip Leasing, Inc. ("Norquip"), a company owned by Mr. Kotula, 5,375 shares purchasable pursuant to options and warrants held by Mr. Kotula and 87,500 shares purchasable pursuant to warrants held by Norquip.
(4) Includes 69,235 shares purchasable pursuant to the exercise of warrants and 140,083 shares held in joint tenancy with Mr. Senske's wife.
(5)  Includes 15,000 shares purchasable pursuant to the exercise of options.
(6) Includes 18,250 shares purchasable upon the exercise of options and warrants.
(7)  Includes 12,500 shares purchasable pursuant to the exercise of options.
(8)  Includes 50,000 shares purchasable pursuant to the exercise of options.
(9) Includes 5,375 shares purchasable pursuant to the exercise of options and warrants.
(10) Includes 5,000 shares purchasable pursuant to the exercise of options.
(11) Represents 5,750 shares purchasable pursuant to the exercise of options and warrants.

(12) Assumes no exercise of: (a) 957,737 shares of Common Stock issuable upon exercise of outstanding employee stock options, outstanding director stock options and warrants, including warrants issued in conjunction with bridge financing completed by the Company in December 1995, or up to 175,000 shares of Common Stock issuable upon exercise of warrants granted to the Underwriter in connection with the public offering completed by the Company in June 1996.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

     The Company's Articles of Incorporation provide that the exact number of directors of the Company may from time to time be specified by the Company's Bylaws (the "Bylaws") at not less than 3 nor more than fifteen. The Board has amended the Bylaws such that the Board shall consist of at least 3 but not more than 9 persons as determined by the Board or the Company's shareholders. Further, the Board has nominated for election to the Board the 7 persons named below. The shareholders are being requested to elect the 7 nominees named below. All of the nominees are currently members of the Board.

     All proxies will be voted in favor of the seven nominees, unless a contrary choice is specified on the proxy. If, prior to the annual meeting, the Board learns that any nominee will be unable to serve by reason of death, incapacity, or other unexpected occurrence, the proxies which would have otherwise been voted for such nominee will be voted for a substitute nominee, if any, selected by the Board.


    NAME                     AGE       PRINCIPAL OCCUPATION      DIRECTOR SINCE
----------------           --------   ------------------------  ---------------

Bruce H. Senske              42        President and Chief           1993
                                       Executive Officer of
                                       the Company

Willis K. Drake              73        Founder of Control            1995
                                       Data Corporation.
                                       Founder, former
                                       President and
                                       Chairman of DataCard
                                       Corporation

Donald L. Kotula             51        Founder, President            1995
                                       and Chief Executive
                                       Officer of Northern
                                       Hydraulics

R. Michael Fox               50        Chief Executive               1993
                                       Officer of Matrix
                                       Associates, Inc.

Gary W. Ramsden              39        Realtor with Burnet           1992
                                       Realty.  Former
                                       President of U-Ship
                                       International, Ltd.

Ronald D. Schmidt            60        Chairman and Chief            1995
                                       Executive of Zytec
                                       Corporation

B. Richard Vogen             53        Secretary of the               1993
                                       Company.  Founder
                                       and former President
                                       and Chairman of
                                       Vocam Systems, Inc.

BUSINESS EXPERIENCE

     The names of the nominees, their principal occupations, and certain other information regarding the nominees set forth below is based upon information furnished to the Company by the respective nominees.

     BRUCE H. SENSKE has served as the Company's Chief Executive Officer, Chief Financial Officer, Treasurer and a director since January 1993. From 1988 to 1992, Mr. Senske was Vice President of Strategic Marketing and Product Planning at Vocam Systems, a division of the Pitney Bowes Company, a manufacturer of transportation management software systems. Mr. Senske also currently serves as Chief Executive Officer of both of the Company's subsidiaries.

     WILLIS K. DRAKE joined the Company's Board in January 1995. Mr. Drake is co-founder of Control Data Corporation. Mr. Drake is also founder, and former President and Chairman of DataCard Corporation, a major manufacturer of plastic transaction and identification cards, card personalization systems, and transaction automation terminals. Mr. Drake has been retired since 1983. However, as a director for Digi International, Analysts International, Inc. and Telident, Inc., Mr. Drake remains active in providing entrepreneurial, management, marketing and technical consultation to businesses in a variety of industries.

     DONALD L. KOTULA joined the Company's Board in January 1995. Mr. Kotula is also the founder of Northern Hydraulics, a major retailer of construction and light industrial equipment, tools and supplies. Mr. Kotula has served as President and Chief Executive Officer of Northern Hydraulics since 1981.

     R. MICHAEL FOX has been a director of the Company since June 1993. Mr. Fox has also been Chief Executive Officer of Matrix Associates, Inc. since 1989. Matrix Associates, Inc. is a marketing and consulting firm concentrating on mergers, acquisitions and turnarounds. Mr. Fox assists companies in defining their markets, and provides strategic direction in re-engineering and capital restructuring to improve profitability.

     GARY W. RAMSDEN served as the President of U-Ship International, Ltd., a subsidiary of the Company, from its inception in September 1991 to January 1993, and has served as director of U-Ship, Inc. since its merger with U-Ship International, Ltd. in June 1992. Mr. Ramsden is currently a realtor with Burnet Reality in Eau Claire, Wisconsin. From October 1989 to March 1991, Mr. Ramsden was employed in sales and management capacities for Crandell Moving and Storage, Incorporated in Altoona, Wisconsin. From July 1988 to September 1989, Mr. Ramsden was President of Five Star Moving Systems, Incorporated in Shoreview, Minnesota.

     RONALD D. SCHMIDT joined the Company's Board in June 1995. Mr. Schmidt has been Chairman and Chief Executive Officer of Zytec Corporation, a designer and manufacturer of custom electronic power supplies used in the computer industry since 1984. Under Mr. Schmidt's leadership, Zytec received the Malcolm Baldridge National Quality Award in 1991 for quality manufacturing excellence. Mr. Schmidt held a variety of management positions with Control Data Corporation before acquiring Zytec from Control Data in a leverage buyout in 1984.

     B. RICHARD VOGEN joined the Company's Board in June 1993. Mr. Vogen founded Vocam Systems, Inc. in 1985, and served as its President and Chairman until its acquisition by the Pitney Bowes Company in 1990. After its acquisition by Pitney Bowes, Mr. Vogen continued to serve as President of the Vocam Systems division until June 30, 1994. Since that date, Mr. Vogen has served as an independent management consultant.

COMMITTEES

     The Board has established Capital and Funding, Audit and Compensation Committees. The current members of the Capital and Funding were ratified on January 29, 1996 and the current members of each of the other committees were appointed on January 29, 1996. The members of the Capital and Funding Committee are Bruce H. Senske, B. Richard Vogen and Donald L. Kotula. The Capital and Funding Committee was granted the authority by the Board to approve the terms and conditions of the public offering of Common Stock completed in June 1996.

     The members of the Audit Committee are Gary W. Ramsden, Donald D. Schmidt and Donald L. Kotula. The Audit Committee is empowered by the Board to review the financial books and records of the Company in consultation with the Company's accounting staff and its independent auditors and to review with the accounting staff and independent auditors any questions raised with respect to accounting and auditing policy and procedures.

     The members of the Compensation Committee are R. Michael Fox, Willis K. Drake and B. Richard Vogen. The Compensation Committee is authorized by the Board to establish general levels of compensation for all employees of the Company, to set the annual salary of each of the executive officers of the Company, to grant options and to otherwise administer the Company's stock option plans, and to review and approve compensation and benefit plans of the Company. The Compensation Committee consists exclusively of non-employee directors.

     During the fiscal year ended June 30, 1996, the Board held 6 meetings, the Capital and Funding Committee held 3 meetings, the Compensation Committee held 3 meetings and the Audit Committee held 3 meetings. Each of the directors attended at least 88% of the meetings of the Board and each committee of which he was a member held during the period of his Board membership in the fiscal year ended June 30, 1996, with the exception of Mr. Drake who attended 60% of such meetings.

COMPENSATION OF DIRECTORS

     The Company has not paid any cash compensation to a director in his capacity as a director. Non-employee directors have received automatic grants of options to purchase Common Stock pursuant to the Company's 1996 Director Stock Option Plan. See "Compensation of Executive Officers."

                       COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

     The following table discloses the annual compensation received in each of the last three fiscal years by the Company's Chief Executive Officer for services rendered to the Company during the fiscal years ended June 30, 1996, 1995 and 1994. No other executive officer of the Company of the Company received cash compensation in excess of $100,000 for the years presented.



                                                                    Annual
                                             Fiscal             Compensation
Name and Principal Position                   Year                 Salary
----------------------------               -----------           ------------

Bruce H. Senske
  Chief Executive Officer (1)                    1996                 $114,800
                                                 1995                 $ 79,000
                                                 1994                 $ 75,000

_________________

     (1) No options have been granted by the Company to Mr. Senske. The Company has no retirement, pension, profit-sharing or insurance plans for officers and employees, other than an employee health insurance plan.

STOCK OPTIONS

     In June 1995, the Board adopted the U-Ship, Inc. 1995 Stock Option Plan (the "1995 Plan"). On January 29, 1996, the Board amended and its shareholders approved the 1995 Plan. The purpose of the 1995 Plan is to provide a continuing, long-term incentive to selected eligible officers, key employees and consultants of the Company and of any subsidiary corporation of the Company, to provide a means of rewarding outstanding performance on the part of selected Company personnel, to enable the Company to maintain a competitive position and to attract and retain key personnel necessary for continued growth and profitability.

     An aggregate of 450,000 shares of Common Stock are reserved for issuance pursuant to stock options granted under the 1995 Plan. Officers and other key employees of the Company and its subsidiaries who are responsible for or contribute to the management, growth and/or profitability of the business of the Company, as well as consultants, are eligible to be granted options under the 1995 Plan. The number of options granted and the terms and conditions of such options need not be uniform among participants, even as to options granted at the same time, whether or not the participants are similarly situated. The 1995 Plan is administered by a committee of the Board (the "Committee"), which shall be appointed by the Board. The Committee will have the power to make grants, determine the number of shares covered by each grant and other terms and conditions of such grants, interpret the 1995 Plan, and adopt rules, regulations and procedures with respect to the administration of the 1995 Plan.

     The Committee may grant stock options that either qualify as "incentive stock options" under section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or as "non-qualified stock options" in such form and upon such terms as the Committee may approve from time to time. No stock option granted under the 1995 Plan shall be transferrable or assignable by the optionee or exercised by anyone else during the optionee's lifetime.

     During its fiscal year ended June 30, 1996, the Company granted no options under the 1995 Plan to purchase shares of Common Stock.

     The Board and the Company's shareholders adopted the Company's 1996 Director Stock Option Plan (the "Director Plan") on January 29, 1996. The purpose of the Director Plan is to attract the best available individuals to serve as non-employee, outside directors of the Company ("Outside Directors") and to encourage their continued service on the Board. There are 100,000 shares of Common Stock reserved for issuance pursuant to options granted under the Director Plan.

     The Director Plan provides for the automatic grant of options to purchase shares of Common Stock to Outside Directors according to fixed terms. Each Outside Director automatically received options to purchase 5,000 shares of Common Stock upon first becoming an Outside Director (or upon approval of the Director Plan by the Company's shareholders) and an additional option to purchase 5,000 shares of Common Stock on each anniversary of the original grant, up to a maximum of 15,000 shares of Common Stock. Each option granted under the Director Plan has a term of five years and will be exercisable not earlier than the first anniversary of the date of the grant of the option. The exercise price for each share of Common Stock purchased pursuant to an option granted under the Director Plan will be 100% of its fair market value on the date of the grant of each option.

     No option granted under the Director Plan may be transferred other than by will or by the laws of descent and distribution, and all options granted under the Director Plan are exercisable, during the lifetime of the Outside Director, only by the Outside Director. Options granted under the Director Plan will not constitute incentive stock options within the meaning of section 422 of the Code.

     During its fiscal year ended June 30, 1996, the Company granted 6 options under the Director Plan to purchase an aggregate of 30,000 shares of Common Stock.

                                 PROPOSAL NO. 2

                                 RATIFICATION OF
                   SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board has appointed Arthur Andersen LLP as independent public accountants for the Company for the year ending June 30, 1997. A proposal to ratify that appointment will be presented to shareholders at the Annual Meeting of Shareholders. Ratification of the appointment requires the affirmative vote of the holders of a majority of the shares of Common Stock represented at the meeting. If the shareholders do not ratify the selection of Arthur Andersen LLP, another firm of independent public accountants will be selected by the Board. Representatives of Arthur Andersen LLP will be present at the meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from shareholders in attendance.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

BREWSTER TRANSACTIONS

     During the fiscal years ended June 30, 1994 and 1995, Brewster Diversified Services, Inc. ("Brewster") loaned the Company an aggregate of $705,000 evidenced by promissory notes. The loans, as amended, bore interest at 10% per annum and called for a $50,000 principal payment on January 1, 1996. In addition, the Company was required to make principal payments of $100,000 on January 1, 1997 and 1998, and on January 1, 1999, the Company was required today any remaining unpaid principal and any accrued interest. As additional consideration for the loans, the Company issued Brewster warrants for the purchase of 140,000 shares of its Common Stock exercisable at $2.96 per share. In addition, pursuant to a Stock Exchange Agreement dated December 2, 1993, Brewster entered into an agreement with certain of the Company's shareholders to exchange 100,000 shares of Brewster's common stock for an additional 250,000 shares of Common Stock in the following amounts: 60,000 shares from each of Gary Ramsden, Keith Ramsden, Marvin Ramsden and Elwood Taylor; 10,000 shares from Bruce Senske.

     In December 1994, Brewster agreed to convert $355,000 of the Company's indebtedness to it, plus accrued interest of $52,173, into Common Stock at a rate of $3.20 per share. The $350,000 remaining balance due Brewster under promissory notes was converted into a subordinated convertible debenture, bearing an interest rate of 10% per annum, with conversion rights to convert the balance to Common Stock at the time of a public offering at the offering price. The Company completed a public offering of its stock in May 1996. In October 1995, Brewster converted the balance of the debenture, plus accrued interest of $32,123, into Common Stock at a rate of $3.00 per share. Also in October 1995, Brewster exchanged a warrant to purchase 125,000 shares of Common Stock for a warrant to purchase 55,000 shares of Common Stock bearing the same exercise price and maturity date. Between the third quarter of fiscal year 1994 and the second quarter of fiscal year 1995, the high and low bid prices for Common Stock were $8.00 and $2.00, respectively. The Company determined that the prices at which the above conversions were effected, $3.20 and $3.00 per share, respectively, were at the fair market value for the Common Stock, taking into account that the shares issued were restricted securities under applicable federal and state securities laws.

LOANS FROM OFFICERS, DIRECTORS AND RELATED PARTIES; CONVERSION OF INDEBTEDNESS INTO STOCK AND WARRANTS

     Between January 1994 and September 1995, the Company borrowed an aggregate of the following amounts from the persons and/or entities set forth below for operating capital: $52,945 from Bruce Senske, $350,000 from Norquip Leasing, Inc. (a company owned by Donald L. Kotula), $70,000 from William Bartkowski, $200,000 from Donald L. Johnson, and $50,00 from B. Richard Vogen. The Company gave each individual a promissory note bearing interest at the rates from 8% to First Bank Reference Rate plus 4% per annum. These noteholders received warrants for the purchase of one share of Common Stock for every $4.00 loaned to the Company. The warrants are exercisable at $3.50 to $4.00 per share. Such consideration was determined to be fair by the Board in consideration of the noteholders' financial assistance to the Company.

     In October 1995, the noteholders converted the following loan amounts into Common Stock at the rate of $3.00 per share: Bruce Senske, $25,000; Norquip Leasing, Inc., $350,000 plus accrued interest of $46,030; B. Richard Vogen, $50,000, plus accrued interest of $4,104; and William Bartkowski, $70,000 plus accrued interest of $3,414. Such conversion was determined to be fair by the Board in consideration of the noteholders' financial assistance to the Company and the fact that such sales were effected directly by the Company without the assistance of an underwriter.

     In January 1995, the Company established a bank line of credit of $250,000 which was supported by the personal guaranty of Ronald Randall, a private investor, in consideration for his personal guaranty. Mr. Randall received warrants for the purchase of 62,500 shares of Common Stock. In October 1995, Mr. Randall assumed the bank's right to receive payment under the line of credit and converted the $250,000 remaining on the line of credit to 83,333 shares of Common Stock.

     During 1994, the Company became indebted to Kenneth Liles in the amount of $79,000 for software development work performed by Mr. Liles for the Company. In October 1995, Mr. Liles converted such indebtedness into 26,333 shares of Common Stock. Such conversion was determined to be fair by the Board in consideration of Mr. Liles' work on behalf of the Company.

REPURCHASE OF COMMON STOCK BY COMPANY

     The Company purchased 200,000 shares of its Common Stock for nominal consideration from the following related parties for the corresponding amounts:
Gary Ramsden, 25,000 shares; Keith Ramsden, 25,000 shares; Elwood Taylor, 25,000 shares; Marvin Ramsden, 25,000 shares; and Brewster, 100,000 shares. The aforementioned transactions were entered into by such holders on the condition that the Company would receive at least $1,350,000 of bridge financing by April 28, 1996 on terms substantially equivalent to those contained herein. The Company obtained bridge financing in excess of such amount in December 1995.

PRIVATE PLACEMENT

     During fiscal year ended June 30, 1996, the Company sold an aggregate of 67,250 shares of its Common Stock for an aggregate amount of $204,000 (between $3.00 and $3.20 per share) in various private placement transactions with four of its directors, a related party and a former officer. More specifically, the Company sold 8,333, 8,333, 3,333, 5,000, 11,250 and 1,000 shares of Common Stock to B. Richard Vogen, Donald L. Kotula, Willis K. Drake, Ronald D. Schmidt, Ronald L. Randall and Donald Johnson, respectively. Each of the aforementioned directors, officer and related party paid $25,000, $25,000, $10,000, $15,000, $36,000 and $3,000, respectively, for his shares. The remaining 30,000 shares were sold to outside investors.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors and executive officers of the Company and persons who own more than 10% of the Common Stock to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock. Initial reports are required to be filed within 10 days of an individual becoming a director, executive officer or owner of 10% or more of Common Stock. Reports of changes in ownership are required to be filed within the first 10 days of the month succeeding the month in which a change occurs. To the Company's knowledge, based solely on a review of copies of reports filed with the Commission, all
Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners required through the end of the Company's fiscal year ended June 30, 1996 were completed.

MANAGEMENT OF THE COMPANY

     The following table provides information with respect to the Company's executive officers. Each executive officer has been appointed to serve until his successor is duly appointed by the Board or his earlier removal or resignation from office.


     NAME                AGE                 POSITION
-------------------      ----        ----------------------------------------

Bruce H. Senske           42         President and Chief Executive Officer

B. Richard Vogen          53         Secretary

Bryan M. Virgin           39         Vice President of Sales and Marketing

Kenneth W. Liles          41         Vice President of Technologies

     BRUCE H. SENSKE See "Election of Directors."

     B. RICHARD VOGEN See "Election of Directors."

     BRYAN M. VIRGIN has served as the Company's Vice President, Marketing and Sales since June 1996. From August 1992 to May 1996, Mr. Virgin was Vice President of Marketing for Growing Healthy Inc., a frozen baby food company. From 1989 to 1992, Mr. Virgin was Vice President of Waters Molitor, Inc., a marketing and promotional consulting firm. Prior to 1989, Mr. Virgin held various positions at General Mills.

     KENNETH W. LILES has served as the Company's Vice President of Technologies since March 1994. In September 1992, Mr. Liles founded Instrument Systems, Inc., a hardware/software integration consulting company, and served as its Chief Executive Officer through March 1994. Prior to 1992, Mr. Liles held various engineering positions with EG&G Automotive Research, Honeywell Inc.,
LTV -- Vought Aerospace Group, Control Data Corporation, Rosemount, Inc. and Pratt & Whitney Aircraft.

                                  OTHER MATTERS

     The Board knows of no other matters that may be brought before the meeting which require submission to a vote of the shareholders. If any other matters are properly brought before the meeting, however, the persons named in the enclosed proxy or their substitutes will vote in accordance with their best judgment on such matters.

     Expenses incurred in connection with the solicitation of proxies will be paid by the Company. The proxies are being solicited principally by mail. In addition, directors, officers and regular employees of the Company may solicit proxies personally or by telephone, for which they will receive no consideration other than their regular compensation. The Company will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of Common Stock and will reimburse such persons for their expenses so incurred.

                              SHAREHOLDER PROPOSALS

     Shareholders wishing to present proposals for action by the shareholders at the next annual meeting must present such proposals at the principal offices of the Company not later than June 30, 1997. Due to the complexity of the respective rights of the shareholders and the Company in connection with inclusion of shareholder proposals in issuers' proxy materials, any shareholder desiring to propose such an action is advised to consult with his or her legal counsel with respect to such rights. It is suggested that any such proposals be submitted by certified mail, return receipt requested.

                          ANNUAL REPORT TO SHAREHOLDERS

     A copy of the Company's Annual Report to shareholders for the fiscal year ended June 30, 1996, accompanies this Notice of Annual Meeting, Proxy Statement and related form of proxy. No part of the Annual Report is incorporated herein and no part thereof is to be considered proxy soliciting material.

                                   FORM 10-KSB

     THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 1996, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES THERETO. THE COMPANY WILL FURNISH TO ANY SUCH PERSON ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-KSB, UPON THE PAYMENT, IN ADVANCE, OF FEES BASED ON THE COMPANY'S REASONABLE EXPENSES IN FURNISHING SUCH EXHIBIT(S). REQUESTS FOR COPIES OF SUCH REPORT AND/OR EXHIBIT(S) SHOULD BE DIRECTED TO MR. BRUCE H. SENSKE, CHIEF EXECUTIVE OFFICER, AT THE COMPANY'S PRINCIPAL ADDRESS.


                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/ Bruce H. Senske

                                        Bruce H. Senske
                                        President and Chief Executive Officer


Minneapolis, Minnesota
November 15, 1996

                                  U-SHIP, INC.
                              5583 WEST 78TH STREET
                             EDINA, MINNESOTA  55439

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned, having duly received the Notice of Annual Meeting of Shareholders and the Proxy Statement, dated November 15, 1996, hereby appoints Bruce H. Senske as proxy to represent the undersigned and to vote, as designated below, all shares of common stock of U-Ship, Inc. held of record by the undersigned on October 30, 1996, at the Annual Meeting of Shareholders to be held on December 12, 1996 at 3:30 p.m. at the Minneapolis Marriott Southwest, 5801 Opus Parkway, Minneapolis, Minnesota 55343.

1. To elect 7 directors of the Company, each for a term of one year and until their successors shall be elected and duly qualified.

     FOR all nominees listed below               WITHHOLD AUTHORITY
     (except as marked to the                    to vote for all nominees
       contrary below)    / /                    listed below     / /

       BRUCE H. SENSKE, WILLIS K. DRAKE, DONALD L. KOTULA, R. MICHAEL FOX
              GARY W. RAMSDEN, RONALD D. SCHMIDT, B. RICHARD VOGEN

INSTRUCTION:  To withhold authority to vote for any individual, write that nominee's name in the space provided below.


-------------------------------------------------------------------------------
2. To ratify the appointment of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending June 30, 1997.

          FOR  / /              AGAINST  / /                   ABSTAIN  / /

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

          FOR  / /              AGAINST  / /                   ABSTAIN  / /


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED ON THE PROXY BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 THROUGH 3. ABSTENTIONS WILL BE COUNTED TOWARD THE EXISTENCE OF A QUORUM.

     Please sign exactly as name appears on this proxy. When shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.


                                   Dated: ____________________________________

                                   ___________________________________________

                                   ___________________________________________


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.